                                                                   EXHIBIT 10.27

                      RESOLUTIONS OF THE BOARD OF DIRECTORS
                                       OF
                              BANCWEST CORPORATION

                               RE: EMPLOYEE PLANS

        WHEREAS, Section 2.03(c) of the Amended and Restated Agreement and Plan of Merger dated as of July 19, 2001 (the "Agreement"), by and among BancWest Corporation, a Delaware corporation (the "Company"), BNP Paribas, a societe anonyme or limited liability banking corporation organized under the laws of the Republic of France ("Parent") and Chauchat L.L.C., a Delaware limited liability company, requires that as of the Effective Time (as defined in the Agreement), the Company use its reasonable best efforts, in consultation with Parent, to remove, or cause to be removed, from each and every plan, program, agreement, or arrangement any right of any participant thereunder to invest in, or receive a distribution in, Company Common Stock (as defined in the Agreement);

        NOW, THEREFORE, BE IT

        RESOLVED, that the BancWest Corporation Defined Contribution Plan (the "DC Plan") is hereby amended as set forth in Exhibit I attached hereto.

        FURTHER RESOLVED, that the BancWest Corporation Future Plan (the "Future Plan") is hereby amended as set forth in Exhibit II attached hereto;

        FURTHER RESOLVED, that the plan administrator of the DC Plan and the Future Plan is hereby authorized, directed, and ordered to take such action as she may deem necessary or proper in order to consummate the matters authorized in the prior resolutions;

        FURTHER RESOLVED, that the BancWest Corporation Incentive Plan for Key Executives is hereby amended as set forth in Exhibit III attached hereto;

        FURTHER RESOLVED, that effective as of the Effective Time, the following plans shall be terminated and any outstanding options thereunder shall be converted into cash in accordance with the Agreement:

              BancWest Corporation Stock Incentive Plan
              BancWest Corporation 1998 Stock Incentive Plan
              California Community Bancshares Corporation 1993 Stock Option Plan Continental Pacific Bank 1990 Amended Stock Option Plan
              Sierra Tahoe Bancorp 1996 Stock Option Plan
              Sierra Tahoe Bancorp 1988 Stock Option Plan

        FURTHER RESOLVED, that the appropriate officers of the Company are hereby authorized, directed, and ordered to take such action as they may deem necessary or proper in order to consummate the matters authorized in, or otherwise to accomplish the intent of, the foregoing resolutions.




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

                                    Exhibit I

                                AMENDMENT NO. 11
                             TO BANCWEST CORPORATION
                            DEFINED CONTRIBUTION PLAN

        In accordance with Section 11.1 of the BancWest Corporation Defined Contribution Plan (the "Plan"), Section 8.4(e) of the Plan is hereby amended by adding a new subsection (3) at the end thereof to read in its entirety as follows:

               (3) Notwithstanding any other provision of this Plan, effective as of the closing of the Merger (as defined in the Amended and Restated Agreement and Plan of Merger dated as of July 19, 2001 by and among BancWest Corporation, a Delaware corporation, BNP Paribas, a societe anonyme or limited liability banking corporation organized under the laws of the Republic of France, and Chauchat L.L.C., a Delaware limited liability company), no Member shall be permitted to invest in the BancWest Corporation Stock Fund or receive a distribution in shares of BancWest Corporation common stock. As of such Effective Date, the shares of BancWest Corporation common stock in the BancWest Corporation Stock Fund shall be converted into cash in accordance with said Amended and Restated Agreement and Plan of Merger. The cash allocated in the BancWest Corporation Stock Fund to each Member shall be transferred to the account of the Member in the Stable Value Fund.

        To record the adoption of this amendment, BancWest Corporation has executed this document this ____ day of September, 2001.


                                        BANCWEST CORPORATION

                                        By
                                        ---------------------------------------
                                        Its Plan Administrator



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

                                   Exhibit II

                                 AMENDMENT NO. 4
                             TO BANCWEST CORPORATION
                                   FUTURE PLAN

        In accordance with Section 11.1 of the BancWest Corporation Future Plan (the "Plan"), Section 8.3(d) of the Plan is hereby amended by adding a new subsection (4) at the end thereof to read in its entirety as follows:

               (4) Notwithstanding any other provision of this Plan, effective as of the closing of the Merger (as defined in the Amended and Restated Agreement and Plan of Merger dated as of July 19, 2001 by and among BancWest Corporation, a Delaware corporation, BNP Paribas, a societe anonyme or limited liability banking corporation organized under the laws of the Republic of France, and Chauchat L.L.C., a Delaware limited liability company), no Member shall be permitted to invest in the BancWest Corporation Stock Fund or receive a distribution in shares of BancWest Corporation common stock. As of such Effective Date, the shares of BancWest Corporation common stock in the BancWest Corporation Stock Fund shall be converted into cash in accordance with said Amended and Restated Agreement and Plan of Merger. The cash allocated in the BancWest Corporation Stock Fund to each Member shall be transferred to the account of the Member in the Stable Value Fund.

        To record the adoption of this amendment, BancWest Corporation has executed this document this ____ day of September, 2001.

                                        BANCWEST CORPORATION

                                        By
                                        ---------------------------------------
                                        Its Plan Administrator




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

                                   Exhibit III

                                    AMENDMENT
                             TO BANCWEST CORPORATION
                        INCENTIVE PLAN FOR KEY EXECUTIVES

        In accordance with paragraph 10 of the BancWest Corporation Incentive Plan for Key Executives (the "Plan"), the Plan is hereby amended by adding a new Paragraph 12 at the end thereof to read in its entirety as follows:

        12. Notwithstanding any other provision of this Plan, effective as of the closing of the Merger (as defined in the Amended and Restated Agreement and Plan of Merger dated as of July 19, 2001 by and among BancWest Corporation, a Delaware corporation, BNP Paribas, a societe anonyme or limited liability banking corporation organized under the laws of the Republic of France, and Chauchat L.L.C., a Delaware limited liability company), no Member shall be permitted to receive awards in the form of BancWest Corporation common stock. As of such Effective Date, any such outstanding awards shall be converted into cash in accordance with said Amended and Restated Agreement and Plan of Merger.

        To record the adoption of this amendment, BancWest Corporation has executed this document this ____ day of September, 2001.

                                        BANCWEST CORPORATION

                                        By
                                        ---------------------------------------
                                        Its Plan Administrator





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